UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2012

SUPERIOR ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Commission File No. 001-34037

Delaware	75-2379388
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

11000 Equity Drive, Suite 300 Houston, Texas	77041
(Address of principal executive offices)	(Zip Code)

(281) 999-0047

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Superior Energy Services, Inc. (the “Company,” “we,” “our”) is filing this Current Report on Form 8-K to revise portions of our Annual Report on Form 10-K for the year ended December 31, 2011 to retrospectively reflect, for all periods presented therein: (i) discontinued operations from our liftboats and derrick barge, (ii) the restructuring of our operating segments by removing the Marine segment in connection with the sale of the liftboats and other assets comprising that segment, and (iii) the adoption of Accounting Standards Update No. 2011-05, “Presentation of Comprehensive Income” (“ASU 2011-05”), issued by the Financial Accounting Standards Board in June 2011.

The adjustments to prior disclosures included in Exhibit 99.1 to this Current Report on Form 8-K are limited to: (i) adjustments to retrospectively reflect our liftboats and derrick barge as discontinued operations and the aforementioned change in our segment reporting, (ii) updates to certain footnotes regarding material post-December 31, 2011 events, and (iii) the adoption of ASU 2011-05. All other information provided in Exhibit 99.1 to this Current Report, including all forward-looking information, remains unchanged from the Annual Report on Form 10-K for the year ended December 31, 2011 filed with the Securities and Exchange Commission, and speaks as of the date of such report. Such forward-looking information has not been updated to reflect actual events or occurrences after the dates that the information was first presented, and it should not be read as the Company’s current forecast or outlook. The information in this Current Report on Form 8-K, including Exhibit 99.1, should be read in conjunction with our Annual Report on Form 10-K for the year ended December 31, 2011.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
23.1	Consent of KPMG LLP.
23.2	Consent of Netherland, Sewell & Associates, Inc.
23.3	Consent of DeGoyler and MacNaughton

99.1	Revisions to the following sections of our Annual Report on Form 10-K for the year ended December 31, 2011:

•    Part II, Item 6: Selected Financial Data

•    Part II, Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operation

•    Part II, Item 8: Financial Statements and Supplemental Data

101*	Superior Energy Services, Inc. Annual Report on Form 10-K for the year ended December 31, 2011, formatted in Extensible Business Reporting Language (XBRL): (i) the Consolidated Balance Sheets at December 31, 2011 and December 31, 2010, (ii) the Consolidated Statements of Operations for the years ended December 31, 2011, 2010 and 2009, (iii) the Consolidated Stockholders’ Equity for the years ended December 31, 2011, 2010 and 2009, (iv) the Consolidated Statements of Cash Flows for the years ended December 31, 2011, 2010 and 2009, and (v) the Notes to Consolidated Financial Statements.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUPERIOR ENERGY SERVICES, INC.

Date: June 15, 2012	By:	/s/ Robert S. Taylor
Robert S. Taylor Chief Financial Officer, Executive Vice
President and Treasurer

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